UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 9, 2004

                                 MILACRON INC.

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            (Exact name of registrant as specified in its charter)

   Delaware                   1-8475                      31-1062125

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(State or other      (Commission File Number)            (IRS Employer
jurisdiction of                                       Identification No.)
 incorporation)


    2090 Florence Avenue, Cincinnati, Ohio                  45206
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   (Address of principal executive offices)              (Zip Code)


      Registrant's telephone number, including area code: (513) 487-5000




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On June 9, 2004, Milacron Inc. (the "Company") issued a press release announcing its intention to conduct a stock rights offering to holders of the Company's common stock. A copy of the press release is filed as Exhibit
99.1 hereto.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits:

Exhibit No.          Description
---------------     ----------------------------------------------------------
99.1                 Press release issued by Milacron Inc. on June 9, 2004.




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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MILACRON INC.

Date:   June 9, 2004             By: /s/ Robert P. Lienesch
                                     -----------------------------------------
                                     Robert P. Lienesch
                                     Vice President--Finance and Chief
                                     Financial Officer




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                                 EXHIBIT INDEX

Exhibit  No.          Description
----------------     ---------------------------------------------------------
99.1                  Press release issued by Milacron Inc. on June 9, 2004.